Exhibit 10.1
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This Second Amendment to Second Amended and Restated Credit Agreement (this “Second Amendment”), dated as of October 30, 2009, is by and among DELTA PETROLEUM CORPORATION, a Delaware corporation (“Borrower”), JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Banks (hereinafter collectively referred to as “Executing Banks,” and individually, an “Executing Bank”).
W I T N E S S E T H:
     WHEREAS, Borrower, Administrative Agent and the financial institutions party thereto as Banks are parties to that certain Second Amended and Restated Credit Agreement dated as of November 3, 2008 (as amended to date, the “Credit Agreement”) (capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement); and
     WHEREAS, Borrower has requested that Banks (i) amend certain terms of the Credit Agreement, and (ii) provide limited waivers of certain matters more particularly described herein; and
     WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Banks have agreed to Borrower’s requests; and
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Executing Banks hereby agree as follows:
     SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of each condition precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 1.
          1.1 Amendments to Credit Agreement Definitions. The following definitions contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:
     “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (including all amendments thereto), all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, all Letters of Credit, the Certificate of Effectiveness and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     “Outstanding Credit” means, on any date, the sum of (a) the aggregate outstanding Letter of Credit Exposure on such date including the Letter of Credit Exposure attributable to Letters of Credit to be issued on such date, plus (b) the aggregate outstanding principal balance of the Revolving Loan on such date, including the amount of any Borrowing to be made on such date, plus (c) the Availability Block in effect on such date.
     “Reserve Report” means an unsuperseded engineering analysis of the Mineral Interests owned by Borrower, in form and substance reasonably acceptable to Administrative Agent, prepared for a Redetermination and in accordance with customary and prudent practices in the petroleum engineering industry and Financial Accounting Standards Board Statement 69. Each Reserve Report required to be delivered by January 15 of each year pursuant to Section 8.15 shall be prepared by the Approved Petroleum Engineer. Each other Reserve Report shall be prepared by either (i) the Approved Petroleum Engineer, or (ii) Borrower’s in-house staff, and shall include a detailed reconciliation from the most recently delivered Reserve Report prepared by the Approved Petroleum Engineer. Notwithstanding the foregoing, in connection with any Special Redetermination requested by Borrower, the Reserve Report shall be in form and scope mutually acceptable to Borrower and Administrative Agent.
     “Rolling Period” means (a) for each Fiscal Quarter ending on or before March 31, 2010, any period of four (4) consecutive Fiscal Quarters ending on the last day of any such applicable Fiscal Quarter, (b) for the Fiscal Quarters ending on June 30, 2010, September 30, 2010 and December 31, 2010, the applicable period commencing on April 1, 2010 and ending on the last day of such applicable Fiscal Quarter, and (c) for the Fiscal Quarter ending on March 31, 2011, and for each Fiscal Quarter thereafter, any period of four (4) consecutive Fiscal Quarters ending on the last day of such applicable Fiscal Quarter.
          1.2 Further Amendments to Credit Agreement Definitions. The defined terms “Applicable Margin” and “Letter of Credit Fee” in Section 1.1 of the Credit Agreement shall be amended to add the following parenthetical following each use of the term “Outstanding Credit” therein: “(without giving effect to any Availability Block)”.
          1.3 Additional Credit Agreement Definitions. Section 1.1 of the Credit Agreement shall be amended to add the following definitions to such Section:
     “Annualized Consolidated EBITDAX” means, for purposes of calculating the financial ratio set forth in Section 10.2 for the Rolling Periods ending on June 30, 2010, September 30, 2010 and December 31, 2010, Borrower’s actual Consolidated EBITDAX for such Rolling Period multiplied by the factor determined for such Rolling Period in accordance with the table below:

Rolling Period Ending	Factor
June 30, 2010	4
September 30, 2010	2
December 31, 2010	1.333

     “Availability Block” means (a) $20,000,000 (as such amount may be amended pursuant to the terms hereof, in connection with the Scheduled Redetermination to occur on or about March 1, 2010 or at any time thereafter) through and including the Availability Release Date, and (b) $0.00 thereafter.
     “Availability Release Date” means the first date following the delivery of financial statements for the Fiscal Year ending December 31, 2009 pursuant to Section 8.1(a) on which (a) Borrower is in compliance with Sections 10.1 and 10.2 (without giving effect to any waiver of compliance with such covenants) for the Fiscal Quarter most recently ended based on the financial statements required to be delivered for such period pursuant to Section 8.1, and (b) Borrower is in pro forma compliance with Sections 10.1 and 10.2 as of the end of each of the four Fiscal Quarters following such date calculated in a manner acceptable to Administrative Agent. Prior to the Availability Release Date and together with the financial statements required to be delivered pursuant to Section 8.1, Borrower shall certify (and provide Administrative Agent with pro forma and projected calculations in form and substance satisfactory to Administrative Agent) to Administrative Agent and Banks whether or not it is in compliance with Sections 10.1 and 10.2 (without giving effect to any waiver of compliance with such covenants) (i) as of the last date of the Fiscal Quarter most recently ended (based on the financing statements required to be delivered for such period then ended pursuant to Section 8.1) and (ii) for the next succeeding four Fiscal Quarter period.
     “Second Amendment” means that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of October 30, 2009, among Borrower, Administrative Agent and Banks party thereto.
          1.4 Amendment to Section 2.12. Section 2.12 of the Credit Agreement shall be amended to add the following parenthetical following the term “Availability” therein: “(without giving effect to any Availability Block)”.
          1.5 Amendment to Information Covenant. Section 8.1(b)(ii) of the Credit Agreement shall be amended to read in full as follows:
     “(ii) as soon as available and in any event within twenty (20) days after the end of each calendar month that is not the last month in a Fiscal Quarter and within thirty (30) days after the end of each calendar month that is also the last month in a Fiscal Quarter, consolidated balance sheets of Borrower as of the end of such calendar month and the related consolidated statements of income for such calendar month and for the portion of Borrower’s Fiscal Year ended at the end of such calendar month; all financial statements delivered pursuant to this Section 8.1(b) shall be certified as to fairness of presentation, substantially in accordance with GAAP (except for the absence of footnotes and normal year end adjustments) and consistency by a Financial Officer of Borrower;”
          1.6 Further Amendment to Information Covenant. Section 8.1(c)(vi) shall be amended to read in full as follows: “(vi) [Intentionally Deleted],”.

          1.7 Additional Information Covenants. Section 8.1 of the Credit Agreement shall be amended to (a) delete the period at the end of clause (o) thereof, (b) replace such period with a semicolon, and (c) add the following clauses (p) and (q) to the end thereof:
     “(p) simultaneously with the delivery of each set of financial statements referred to in Section 8.1(a) and Section 8.1(b)(i), projections of Borrower’s consolidated balance sheet and the related consolidated statements of income and statements of cash flow for a period of at least four Fiscal Quarters following the end of the period covered by such financial statements, in each case prepared in good faith and based on assumptions believed by Borrower to be reasonable at the time; and
     (q) simultaneously with the delivery of each set of financial statements referred to in Section 8.1(b)(ii), an update to the most recent projections delivered pursuant to clause (p) above.”
          1.8 Amendment to Hedging Covenants. Sections 8.14 and 9.11 of the Credit Agreement shall be amended to delete the references to “Section 4.1” therein and replace such references with “Section 8.15”.
          1.9 Amendment to Affirmative Covenants. Article VIII of the Credit Agreement shall be amended to add the following Section 8.15 to the end thereof:
     “Section 8.15. Reserve Reports. As soon as available and in any event by January 15 and June 30 of each year, commencing January 15, 2010, Borrower shall deliver to Administrative Agent and each Bank a Reserve Report prepared as of the immediately preceding October 31 and April 30, respectively.”
          1.10 Amendment to Senior Secured Leverage Ratio Covenant. Section 10.2 of the Credit Agreement shall be amended to read in full as follows:
     “Section 10.2 Senior Secured Leverage Ratio. Commencing with the Fiscal Quarter ending December 31, 2008, Borrower will not permit, as of the last day of any Fiscal Quarter, its ratio of the Outstanding Credit (determined as of the Fiscal Quarter ending on such date and without giving effect to any Availability Block) to Consolidated EBITDAX (for the Rolling Period ending on such date or Annualized Consolidated EBITDAX for such Rolling Period in the case of a Rolling Period ending on June 30, 2010, September 30, 2010 or December 31, 2010) to be greater than 4.0 to 1.0.”
          1.11 Amendment to Capital Expenditures Covenant. Section 10.3 of the Credit Agreement shall be amended to read in full as follows:
     “Section 10.3 Capital Expenditures. Borrower will not, nor will it permit any other Credit Party to, incur or make any Capital Expenditures in an amount exceeding $10,000,000 in the aggregate for all Credit Parties during each Fiscal Quarter ending December 31, 2009 and March 31, 2010 and $5,000,000 during the Fiscal Quarter ending June 30, 2010; provided, that if the amount of Capital Expenditures permitted to be made in any such Fiscal Quarter exceeds the amount actually made, such excess may be carried forward to the following Fiscal Quarters.”

          1.12 Additional Financial Covenant. Article X of the Credit Agreement shall be amended to add the following Section 10.4 to the end thereof:
     “Section 10.4 Payables. Borrower will not, nor will it permit any other Credit Party to, incur or become or remain liable on payables in an amount exceeding $30,000,000 in the aggregate for all Credit Parties at the end of each calendar month beginning on October 31, 2009. For the purposes of calculating the foregoing payables test, the aggregate amount of payables shall exclude $21,250,000 of payables owing to DHS as of the effective date of the Second Amendment (provided that any and all additional payables owing to DHS, including future payables incurred after the effective date of the Second Amendment, shall be included in the calculation of the foregoing payables test).”
          1.13 Amendment to Exhibit. Exhibit I to the Credit Agreement shall be amended and restated in its entirety in the form set forth on Exhibit I hereto.
     SECTION 2. Limited Waivers. Borrower hereby requests that Required Banks waive compliance with (a) the current ratio covenant set forth in Section 10.1 of the Credit Agreement solely for the Fiscal Quarters ending on December 31, 2009 and March 31, 2010 (the “12/31/09 & 3/31/10 Current Ratio Tests”), (b) the senior secured leverage ratio covenant set forth in Section 10.2 of the Credit Agreement solely for the Fiscal Quarters ending on December 31, 2009 and March 31, 2010 (the “12/31/09 & 3/31/10 Leverage Ratio Tests”), and (c) the maximum Capital Expenditures covenant set forth in Section 10.3(b) of the Credit Agreement solely for the Fiscal Quarter ending on September 30, 2009 (the “9/30/09 Capital Expenditures Test”, and collectively with the 12/31/09 & 3/31/10 Current Ratio Tests and the 12/31/09 & 3/31/10 Leverage Ratio Tests, the “Specified Financial Covenants”). In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Required Banks hereby waive compliance with the Specified Financial Covenants. The limited waivers of the Specified Financial Covenants contained in this Section 2 are limited solely to Sections 10.1, 10.2 and 10.3 of the Credit Agreement and apply solely to the calculation of such financial covenants for the Fiscal Quarters ending on (i) in the case of the 12/31/09 & 3/31/10 Current Ratio Tests and the 12/31/09 & 3/31/10 Leverage Ratio Tests, December 31, 2009 and March 31, 2010, and (ii) in the case of the 9/30/09 Capital Expenditures Test, September 30, 2009. The limited waivers set forth in this Section 2 are limited, one-time waivers, and nothing contained herein shall obligate Banks to grant any additional or future waiver with respect to, or in connection with, any provisions of the Credit Agreement or any other Loan Paper.
     SECTION 3. Borrowing Base Redetermination. Notwithstanding anything to the contrary contained in the Credit Agreement, in reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Administrative Agent, Required Banks and Borrower hereby agree that effective as of the Effective Date (a) the Borrowing Base in effect for the period from the Effective Date until the date of the next Redetermination thereof shall be $185,000,000, and (b) the Conforming Borrowing Base in effect for the period from the Effective Date until the date of the next

Redetermination thereof shall be $185,000,000. Borrower, Administrative Agent and Required Banks hereby further agree that the Redetermination provided for in this Section 3 is the September 1, 2009 Scheduled Redetermination and shall not be construed or deemed to be a Special Redetermination for purposes of Section 4.3 of the Credit Agreement.
     SECTION 4. Conditions Precedent. This Second Amendment shall be effective on the date that each condition precedent set forth in this Section 4 is satisfied (the “Effective Date”):
          4.1 Closing Delivery. Administrative Agent shall have received counterparts of this Second Amendment duly executed by Borrower and Required Banks and acknowledged by each Restricted Subsidiary.
          4.2 Amendment Fee. Borrower shall have paid to Administrative Agent, for the benefit of the Executing Banks that have delivered an executed counterpart of this Second Amendment prior to noon, Chicago, Illinois time, on October 30, 2009, a fee in the amount of 25 basis points on each such Executing Bank’s Commitment Percentage of $185,000,000.
          4.3 Fees and Expenses. Borrower shall have paid (a) all fees and amounts as Borrower shall be required to pay to Administrative Agent and its Affiliates pursuant to any separate agreement between or among Borrower, Administrative Agent and/or its Affiliates, and (b) all reasonable fees and expenses incurred or to be incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment.
          4.4 Other Documentation. Administrative Agent shall have received such other documents, instruments and agreements as it may reasonably request, all in form and substance reasonably satisfactory to Administrative Agent.
     SECTION 5. Representations and Warranties of Borrower. To induce Executing Banks and Administrative Agent to enter into this Second Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as of the date of this Second Amendment and as of the Effective Date as follows:
          5.1 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Second Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of the Credit Parties except Permitted Encumbrances.
          5.2 Validity and Enforceability. This Second Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.
          5.3 Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).
          5.4 Absence of Defaults. No Default, Event of Default or Borrowing Base Deficiency has occurred which is continuing.
          5.5 No Defense. Borrower has no defense to payment of, or any counterclaim or rights of set-off with respect to, all or any portion of the Obligations.
     SECTION 6. Miscellaneous.
          6.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the other Loan Papers shall, except as amended and modified hereby, remain in full force and effect, and are hereby ratified and confirmed. The amendments and limited waivers contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.
          6.2 No Implied Waivers. No failure or delay on the part of Administrative Agent or any Bank in exercising, and no course of dealing with respect to, any right, power or privilege under this Second Amendment, the Credit Agreement or any other Loan Paper shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Second Amendment, the Credit Agreement or any other Loan Paper preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
          6.3 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
          6.4 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment.
          6.5 Counterparts. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until Administrative Agent, Borrower and Required Banks have executed a counterpart and all Restricted Subsidiaries have executed the attached consent and acknowledgement. Facsimiles shall be effective as originals.
          6.6 Complete Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
          6.7 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

          6.8 Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.
[Signature pages to follow]

BORROWER:

DELTA PETROLEUM CORPORATION,
a Delaware corporation

By:	/s/ Kevin K. Nanke

Kevin K. Nanke,
Chief Financial Officer and Treasurer
     Each of the undersigned (i) consent and agree to this Second Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED AND AGREED TO BY:

DELTA EXPLORATION COMPANY, INC., a Colorado corporation

By:	/s/ Kevin K. Nanke

Kevin K. Nanke,
Chief Financial Officer and Treasurer

PIPER PETROLEUM COMPANY, a Colorado corporation

By:	/s/ Kevin K. Nanke

Kevin K. Nanke,
Chief Financial Officer and Treasurer
Signature Page
Second Amendment to Second Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

CASTLE TEXAS EXPLORATION LIMITED PARTNERSHIP, a Texas limited partnership

By:	Delta Petroleum Corporation, a Delaware corporation, its general partner

By:	/s/ Kevin K. Nanke

Kevin K. Nanke,
Chief Financial Officer and Treasurer

DPCA LLC, a Delaware limited liability company

By:	/s/ Kevin K. Nanke

Kevin K. Nanke,
Chief Financial Officer and Treasurer

DELTA PIPELINE, LLC, a Colorado limited liability company

By:	Delta Petroleum Corporation, a Delaware corporation, its sole manager and sole member

By:	/s/ Kevin K. Nanke

Kevin K. Nanke,
Chief Financial Officer and Treasurer

DELTA RISK MANAGEMENT, LLC, a Colorado limited liability company

By:	Delta Petroleum Corporation, a Delaware corporation, its sole manager and sole member

By:	/s/ Kevin K. Nanke

Kevin K. Nanke,
Chief Financial Officer and Treasurer
Signature Page
Second Amendment to Second Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Brian Orlando

Brian Orlando,
Vice President

BANK:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Brian Orlando

Brian Orlando,
Vice President
Signature Page
Second Amendment to Second Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK:

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina

Gumaro Tijerina
Director
Signature Page
Second Amendment to Second Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:

Name:

Title:

By:

Name:

Title:

Signature Page
Second Amendment to Second Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK:

KEYBANK NATIONAL ASSOCIATION

By:

Name:

Title:

Signature Page
Second Amendment to Second Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Justin M. Alexander

Justin M. Alexander
Vice President
Signature Page
Second Amendment to Second Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK:

BANK OF OKLAHOMA, N.A.

By:	/s/ Michael M. Logan

Michael M. Logan
Senior Vice President
Signature Page
Second Amendment to Second Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK:

NATIXIS
(f.k.a. Natexis Banques Populaires)

By:	/s/ Donovan C. Broussard

Donovan C. Broussard
Managing Director

By:	/s/ Liana Tchernysheva

Liana Tchernysheva
Director
Signature Page
Second Amendment to Second Amended and Restated Credit Agreement
     DELTA PETROLEUM CORPORATION

BANK:

BARCLAYS BANK PLC

By:

Name:

Title:

Signature Page
Second Amendment to Second Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK:

BANK OF SCOTLAND PLC

By:	/s/ Julia R. Franklin

Julia R. Franklin
Assistant Vice President
Signature Page
Second Amendment to Second Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

BANK:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Wes Fontana

Wes Fontana
Assistant Vice President
Signature Page
Second Amendment to Second Amended and Restated Credit Agreement
DELTA PETROLEUM CORPORATION

EXHIBIT I
FORM OF CERTIFICATE OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER
     The undersigned, the principal executive and financial officer of Delta Petroleum Corporation, a Delaware corporation (“Borrower”) hereby (a) delivers this Certificate pursuant to Section 8.1(c) of that certain Second Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) dated as of November 3, 2008, by and among Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the financial institutions listed on Schedule 1.1 thereto, as Banks (“Banks”), and (b) certifies to Banks, with the knowledge and intent that Banks may, without any independent investigation, rely fully on the matters herein in connection with the Credit Agreement, as follows:
     1. Attached hereto as Schedule I are the financial statements of Borrower as of and for the ☐ Fiscal Year ☐ Fiscal Quarter ☐ calendar month (check one) ended                     , ___.
     2. Such financial statements are true and correct, have been prepared on a consistent basis in accordance with GAAP (except as otherwise noted therein) and fairly present the financial condition of Borrower as of the date indicated therein and the results of operations for the respective periods indicated therein.
     3. Attached hereto as Schedule II are detailed calculations used by Borrower to establish that Borrower was in compliance with the requirements of Article X of the Credit Agreement on the date of the financial statements attached as Schedule I hereto. [Calculate (i) Consolidated Current Assets to Consolidated Current Liabilities, (ii) Consolidated Net Debt to Consolidated EBITDAX, (iii) Capital Expenditures, (iv) payables and (v) any other financial covenants specified in Article X of the Credit Agreement]
     4. Unless otherwise disclosed on Schedule III attached hereto and incorporated herein by reference for all purposes, neither a Default nor an Event of Default has occurred which is in existence on the date hereof; provided, that, for any Default or Event of Default disclosed on Schedule III attached hereto, Borrower is taking or proposes to take the action to cure such Default or Event of Default set forth on Schedule III.
     5. On the date hereof (a) (check one) ☐ there is no Material Gas Imbalance or ☐ the amount of the net gas imbalances under Gas Balancing Agreements to which Borrower is a party or by which any Mineral Interests owned by Borrower is bound is                                         , and (b) the aggregate amount of all Advance Payments received under Advance Payment Contracts to which any Credit Party is a party or by which any Mineral Interests owned by Borrower or any other Credit Party is bound which have not been satisfied by delivery of production, if any, is                                         .
     6. Attached hereto as Schedule IV is a summary of the Hedge Transactions to which Borrower or any other Credit Party is a party on the date hereof [, together with a copy of each Hedge Agreement evidencing such Hedge Transactions]. [Borrower has previously delivered to Administrative Agent a true and correct copy of each Hedge Agreement evidencing such Hedge Transactions, and such Hedge Agreements have not been amended or modified in any respect and represent the valid, binding and enforceable obligations of Borrower and/or any other Credit Party a party thereto.]
     7. Unless otherwise described on Schedule V attached hereto and incorporated herein by reference for all purposes, the representations and warranties of Borrower and each other Credit Party set forth in the Credit Agreement and the other Loan Papers are true and correct on and as of the date hereof, with the same effect as though such representations and warranties had been made on and as of the date hereof, or if such representations and warranties are expressly limited to particular dates, as of such particular dates.
     8. Borrower ☐ is ☐ is not (check one) in compliance with the terms of clause (f) of the definition of “Permitted Investment”.
     Unless otherwise defined herein, all capitalized terms used herein shall have the meaning given such terms in the Credit Agreement.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Principal Executive and Financial Officer as of                     , ___.

DELTA PETROLEUM CORPORATION, a Delaware corporation

By:

Name:

Title:

Schedule I
Financial Statements
(to be attached)

Schedule II
Compliance Calculations
1. Consolidated Current Assets to Consolidated Current Liabilities:
2. Consolidated Net Debt to Consolidated EBITDAX:
3. Capital Expenditures:
4. Payables:
[Attached calculations]

Schedule III
Defaults/Remedial Action
(to be attached)

Schedule IV
Summary of Hedge Transactions/Hedge Agreements
(to be attached)

Schedule V
Qualifications to Representations and Warranties
(to be attached)